GUARANTIES


     Interactive Flight Technologies, Inc. hereby guaranties, as surety, the payment and performance when due of all payments and obligations to be paid or performed by IFT Leasing Limited under the Purchase Agreement ("the Purchase Agreement"), dated September 8, 1999 between IFT Leasing Limited and International Lottery & Totalizator Systems, Inc. ("ILTS") and under the Facilities Management Agreement ("the Facilities Agreement"), dated September 8, 1999, between IFT Management Limited and ILTS, U.K. Ltd.

     ILTS hereby guaranties, as surety, the payment and performance when due of all payments and obligations to be paid or performed by ILTS, U.K. Ltd. under the Facilities Agreement.



                               INTERACTIVE FLIGHT TECHNOLOGIES, INC.



                               By:_______________________________________

                               INTERNATIONAL LOTTERY &
                               TOTALIZATOR SYSTEMS, INC.



                               By:_______________________________________